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                                 EXHIBIT 10.6





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                                    $250,000

                                Promissory Note

                            Dated:  December 8, 1995

                  Executed and Delivered at Atlanta, Georgia
________________________________________________________________________________
        For Value Received, the undersigned, H.C. Investments, Inc., a Florida corporation (the "Maker"), promises to pay to Bill B. Caudill ("Payee"), the principal amount of Two Hundred Fifty Thousand Dollars ($250,000). Interest shall accrue on the outstanding balance hereof at the rate of 1.0% in excess of the prime rate of interest set forth, from time to time, in the "Money Rates" section of the Wall Street Journal.

         1. Principal and Interest Payments. All payments hereunder shall be payable in lawful money of the United States of America. The entire outstanding principal hereunder, together with accrued but unpaid interest thereon, shall be due and payable in one lump sum on June 7, 1996. In addition, one payment of accrued interest only will be due and payable on March 31, 1996.

         2. Place of Payment. Payment shall be made to Payee at 800 W. Cypress Creek Road, Ft. Lauderdale, Florida, or at such other place as Payee may designate in writing.

         3. Optional Prepayment. The Maker may prepay this Note, in whole or in part, at any time and from time to time, without notice or a premium or penalty.

         4. Default/Interest. In the event that this Note is not paid when due, interest shall thereafter be payable on all sums outstanding hereunder at fifteen (15) percent per annum and Maker shall pay all costs of collection, including any reasonable attorneys' fees, incurred by Payee in enforcing the rights of Payee under this Note.

         5.      Collateral Security.      The proceeds of this Note will be
used by Maker to pay a portion of the purchase price for the acquisition of H.C. Connell, Inc., a Florida corporation ("Connell"). Maker hereby agrees that, immediately following the consummation of that acquisition, Maker shall cause Connell to grant to Payee a collateral security interest in, and lien upon, $250,000 of the accounts receivable of Connell. The Maker hereby further agrees to execute, deliver, file and record, on Payee's behalf and in Payee's name, such financing statements as may be necessary or desirable to perfect or protect the security interest hereby created and to carry out the purposes and intents of this agreement.

         6. Waiver of Notice. Maker hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to this Note.





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         7.      Miscellaneous.

                 (a) Payee may not endorse, negotiate, transfer or assign this Note or Payee's rights under this Note without Maker's prior written consent.

                 (b) The validity, interpretation and effect of this Note shall be exclusively governed by, and construed in accordance with, the laws of the State of Florida, excluding the "conflict of laws" rules of that state.

                 (c) All notices, requests, demands and other communications under this Note shall be in writing and hand delivered or sent by certified or registered mail, postage prepaid, return receipt requested and properly addressed as follows:

To the Payee:                           To the Maker:
------------                            ------------

Bill B. Caudill                         H.C. Investments, Inc.
800 W. Cypress Creek Road               Suite 305
Ft. Lauderdale, Florida                 1601 Forum Place
                                        West Palm Beach, Florida 33401
                                        Attn:  William J. Mercurio

All notices and other communications required or permitted under this Note which are addressed as provided in this Section 7(c), shall be deemed delivered
(i) on the date delivered, if delivered personally and (ii) on the date upon which the return receipt is signed or delivery is refused or, if nondeliverable, five days after the date of mailing, as the case may be, if mailed.

                 Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

                 (d) This Note may not be amended or modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by the Maker and Payee.

         IN WITNESS WHEREOF, the Maker has caused this Note to be executed the day and year first above written.

                                   H.C. Investments, Inc.


                                   By:
                                       ---------------------------------------
                                       William J. Mercurio






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                                   Its:     President

STATE OF ________________________)
                                 ) SS.:
COUNTY OF ______________________ )


                 The foregoing instrument was acknowledged before me this ____ day of December, 1995, by William J. Mercurio, as President of H.C. INVESTMENTS, INC., a Florida corporation, on behalf of the corporation. He is (check one) ______ personally known to me or ______ has produced a __________ drivers license as identification.

                                   Signature:
                                             ---------------------------------

                                   Print Name:
                                              --------------------------------
[Notarial Seal]                    State of ______________ at Large.

Commission #:                      My Commission Expires:




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